FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is dated and effective as of March 29, 1999 (the "Fourth Amendment"), among OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Borrower"),
AMERICAN AVIATION L.L.C., a Missouri limited liability company ("Aviation"), OMNI ENERGY SERVICES CANADA CORP., an Alberta, Canada corporation formerly known as Hamilton Drill Tech Inc. ("Omni Canada"), OMNI ENERGY SERVICES-ALASKA, INC., an Alaska corporation ("Omni Alaska"), and HIBERNIA NATIONAL BANK, a national banking association (the "Bank").

                           W I T N E S S E T H:

     WHEREAS, the Borrower, Aviation, Omni Marine & Supply, Inc., and the Bank have heretofore entered into an Amended and Restated Loan
Agreement dated as of January 20, 1998, as amended by First Amendment thereto dated as of March 31, 1998, as amended by Second Amendment thereto dated as of July 31, 1998, and as amended by Third Amendment thereto dated as of October 30, 1998 (as so amended, the "Loan Agreement"), pursuant to which the Bank established in favor of the Borrower certain credit facilities consisting of Acquisition Loans, Revolving Loans, Bridge Loans, and a Term Loan;

     WHEREAS, subsequent to the execution of the Loan Agreement, Omni Canada and Omni Alaska became wholly-owned subsidiaries of the Borrower, and Omni Marine & Supply, Inc., a Louisiana corporation, was merged into the Borrower;

     WHEREAS, the Loans by the Bank to the Borrower are guaranteed, IN SOLIDO, by Aviation, Omni Canada, and Omni Alaska as the Guarantors;

     WHEREAS, the Borrower, with the consent of the Guarantors, has requested that the Bank extend the maturity date of the Bridge Note to January 20, 2000, and amend certain of the financial covenants contained in the Loan Agreement; and

     WHEREAS, subject to the terms and conditions of the Loan Agreement, as amended by this Fourth Amendment, the Bank is willing to amend certain of the financial covenants contained in the Loan Agreement, subject to the following conditions: (i) a reduction of the Revolving Loan Commitment from $10,000,000.00 to $7,000,000.00; (ii) a reduction of the Bridge Line Commitment from $6,639,200.00 to $2,639,200.00, and the conversion of the Bridge Note to a term loan; (iii) a reduction of the Acquisition Loan Commitment from $9,000,000.00 to $7,937,889.00, and the conversion of the Acquisition Note to a term loan; (iv) the execution by the Borrower of renewal promissory notes to evidence the reduced Revolving Loan Commitment, the Acquisition Loan Commitment, and the Bridge Line Commitment; (v) the execution by the Borrower of a renewal Term Note; (vi) the execution by the Borrower and the Guarantors of certified resolutions authorizing and/or approving the transactions contemplated by this Fourth Amendment; and (vii) all other conditions specified in this Fourth Amendment.

     NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

     1.   DEFINED  TERMS.   Capitalized terms used herein which are defined
in the Loan Agreement are used herein with such defined meanings, except as may be expressly set forth in this Fourth Amendment.

     2.   DEFINED TERMS REVISION.

          (a) The definition of the term "Acquisition Loan Commitment" appearing in Section 1.1 on page 2 of the Loan Agreement is hereby deleted and restated as follows:

               "ACQUISITION LOAN COMMITMENT" shall mean the agreement by the Bank to make a $7,937,889.00 term loan to the Borrower, all in accordance with the provisions of paragraph 4 of the Fourth Amendment.

          (b)  The definition  of  the term "Acquisition Note" appearing in
Section 1.1 on page 2 of the Loan Agreement is hereby deleted and restated as follows:

               "ACQUISITION NOTE" shall mean that certain promissory note more fully described in paragraph 4(b) of the Fourth Amendment, together with any and all extensions, renewals, modifications, and substitutions therefor.

          (c)  The definition  of the term "Base Rate" appearing in Section
1.1 on page 3 of the Loan Agreement is hereby deleted and restated as follows:

               "BASE RATE" shall mean the rate of interest established from time to time by THE WALL STREET JOURNAL, as the "prime" lending rate, and which is not necessarily the lowest rate charged by the Bank, such rate to be adjusted automatically on and as of the effective date of any change in such Base Rate.

          (d) The definition of the term "Revolving Loan Commitment" appearing in Section 1.1 on page 9 of the Loan Agreement is hereby deleted and restated as follows:

               "REVOLVING LOAN COMMITMENT" shall mean the agreement by the Bank to the Borrower to make Revolving Loans and to issue Credits in accordance with the provisions of Article II hereof, as amended by the Fourth Amendment.

          (e)  The  definition  of  the term "Revolving Note" appearing  in
Section 1.1 on page 9 of the Loan Agreement is hereby deleted and restated as follows:

               "REVOLVING NOTE" shall mean that certain promissory note more fully described in paragraph 3(a) of the Fourth Amendment, together with any and all extensions, renewals, modifications, and substitutions therefor.

          (f) The definition of the term "Borrowing Base Amount" appearing in paragraph 2(a) of the Third Amendment is hereby deleted and restated as follows:

               "BORROWING BASE AMOUNT" shall mean: for the Revolving Loan Commitment, at any time, based upon the most recent timely submitted borrowing base certificate submitted by or on behalf of the Borrower (but not less than on a weekly basis), as the same may be adjusted by the Bank on a daily basis upon review of the Borrower's sales journals and cash receipts and as a result of field examinations of the Collateral (using reasonable lending discretion), the lesser of (i) $7,000,000.00 or (ii) the sum of (x) the amount of Qualified Receivables at such time and
               (y) advances, using reasonable lending discretion and up to the sublimit (in the aggregate)
               of $3,500,000.00, to finance the Borrower's acquisition of Eligible Parts and Supplies, which advances are limited to a loan to value ratio of 50%.

          (g)  The  definition   of   the  term  "Bridge  Line  Commitment"
appearing in paragraph 2(i) of the Third Amendment is hereby deleted and restated as follows:

               "BRIDGE LOAN COMMITMENT" shall mean the agreement by the Bank to the Borrower to make a term loan to the Borrower in the principal amount of $2,639,200.00 in accordance with the provisions of paragraph 6(b) of the Fourth Amendment.

          (h) The definition of the term "Bridge Line" appearing in paragraph 2(i) of the Third Amendment is hereby deleted and restated as follows:

               "BRIDGE LOAN" shall mean the term loan made by the Bank to the Borrower pursuant to the Bridge Loan
               Commitment.

          (i) The definition of the term "Bridge Note" appearing in paragraph 2(i) of the Third Amendment is hereby deleted and restated as follows:

               "BRIDGE NOTE" shall have the meaning assigned to that term in paragraph 6(b) of the Fourth
               Amendment, together with any and all extensions, renewals, modifications, and substitutions therefor.

          (j)  The following definition is hereby added  to  the  Loan
Agreement:

               "FOURTH AMENDMENT" shall mean that certain Fourth Amendment to Amended and Restated Loan Agreement dated as of March 29, 1999 by and among the Borrower, Aviation, Omni Canada, Omni Alaska, and the Bank.

     3. REVISIONS TO ARTICLE II (REVOLVING LOANS) OF THE LOAN AGREEMENT. Subject to the terms and conditions of the Loan Agreement, as amended by this Fourth Amendment, the parties agree as follows:

          (a) The term "Revolving Note" in Section 2.2.1 of the Loan Agreement shall henceforth mean that certain master promissory note of the Borrower dated March 29, 1999 in the maximum aggregate principal amount of $7,000,000.00, payable to the order of the Lender on demand, or if no demand is made, on the Termination Date, and bearing interest at the Base Rate plus 1% (the "Revolving Note"). The parties acknowledge that the Revolving Note constitutes a reduction of the principal amount available for Revolving Loans and a renewal and refinancing of the Revolving Note dated January 20, 1998 by the Borrower in the maximum aggregate principal amount of $10,000,000.00.

          (b) The reference in line 3 of Section 2.2.8 of the Loan Agreement to $10,000,000.00 shall henceforth be deemed a reference to $7,000,000.00.

     4.   REVISIONS   TO  ARTICLE  III  (ACQUISITION  LOANS)  OF  THE  LOAN
AGREEMENT. Subject to the terms and conditions of the Loan Agreement, as amended by this Fourth Amendment, the parties agree as follows:

          (a) Sections 3.1, 3.2.2, and 3.2.3, and 3.2.6 of the Loan Agreement are no longer applicable, and are hereby deleted.

          (b) Section 3.2.1 of the Loan Agreement is hereby deleted and restated as follows:

               SECTION 3.2.1. ACQUISITION NOTE. Subject to the terms and conditions of this Agreement, as amended by the Fourth Amendment, the Bank agrees to extend a term loan to the Borrower in the principal amount of $7,937,889.00 (the "Acquisition Loan Commitment"). The Acquisition Loan Commitment by the Bank to the Borrower shall be evidenced by a promissory note of the Borrower (said promissory note being herein referred to as the "Acquisition Note"), dated March 29, 1999, payable to the order of the Bank in the principal sum of $7,937,889.00 with a final maturity of January 20, 2000, and bearing interest at the Base Rate plus 1%.

The parties acknowledge that the Acquisition Note, as described in the indented paragraph above, evidences a renewal and refinancing as a term loan of the "Acquisition Note" dated January 20, 1998 by the Borrower in the principal amount of $9,000,000.00.

          c. Section 3.2.4 of the Loan Agreement is hereby deleted and restated as follows:

               SECTION 3.2.4. PAYMENT OF THE ACQUISITION NOTE UNDER THE ACQUISITION LOAN COMMITMENT. Principal and interest under the Acquisition Loan shall be paid quarterly based on a five (5) year straight line amortization, with a final maturity of January 20, 2000. The Borrower hereby authorizes the Bank to debit the Dominion Account to pay any amount due on the Acquisition Note. The Bank agrees to give notice to the Borrower of any such debits within three (3) Business Days following each such debit.


     5.  REVISION TO ARTICLE IV (TERM LOAN) OF THE LOAN AGREEMENT:  Section
4.2 of the Loan Agreement is hereby amended to reflect that the Term Note described therein is now evidenced by that certain renewal promissory note dated March 29, 1999 by the Borrower in the principal amount of $6,078,577.13, payable to the order of the Bank, and bearing interest at the Base Rate plus 1%.


     6. REVISIONS TO PARAGRAPH 3 (BRIDGE NOTE) OF THE THIRD AMENDMENT. Subject to the terms and conditions of the Loan Agreement, as amended by this Fourth Amendment, the parties agree as follows:

          (a) Subparts (a), (c), (d), and (e) of Paragraph 3 of the Third Amendment are no longer applicable, and are hereby deleted.

          (b) Subpart (b) of Paragraph 3 of the Third Amendment is hereby deleted and restated as follows:

               (b) BRIDGE NOTE. Subject to the terms and conditions of this Agreement, as amended by the Fourth Amendment, the Lender agrees to extend a term loan to the Borrower in the principal amount of $2,639,200.00 (the "Bridge Loan Commitment"). The indebtedness to the Bank under the Bridge Loan Commitment shall be evidenced by a promissory note made by the Borrower (the "Bridge Note"), dated March 29, 1999, payable to the order of the Bank in the principal sum of $2,639,200.00, and bearing interest at the Base Rate plus 2%. The indebtedness of the Borrower under the Bridge Note shall be payable as follows: principal and interest shall be payable in three quarterly payments (July 30, 1999, October 30, 1999, and January 20, 2000) based on a five year straight line amortization.

The parties agree that the Bridge Note (as defined in the indented language above) constitutes a renewal, refinancing, and conversion to term debt of the outstanding indebtedness evidenced by the "Bridge Note" dated October 30, 1998 by the Borrower in the principal amount of $6,639,200.00.

     7. REVISIONS TO ARTICLE V (FEES) OF THE LOAN AGREEMENT. The following new Section is hereby added to the Loan Agreement as Section 5.4:

               SECTION 5.4. WAIVER AND EXTENSION FEES. The Borrower shall pay to the Bank a waiver fee equal to the sum of .50% of each of the Revolving Loan Commitment in the amount of $7,000,000.00, the Acquisition Loan Commitment in the amount of $7,937,889.00, and the Term Loan Commitment in the amount of $6,078,577.13. In addition, the Borrower shall pay to the Bank a waiver and extension fee equal to 3.0% of the Bridge Loan Commitment in the amount of $2,639,200.00. The foregoing waiver and extension fees shall be payable by the Borrower to the Bank upon execution of the Fourth Amendment by the Borrower.

     8. REVISION TO ARTICLE VI (INTEREST PAYABLE ON THE LOANS) OF THE LOAN AGREEMENT. Section 6.1 of the Loan Agreement is no longer applicable, and is hereby deleted.

     9. REVISIONS TO ARTICLE VII (CERTAIN GENERAL PROVISIONS) OF THE LOAN AGREEMENT. Sections 7.4, 7.5, 7.7, 7.8, and 7.9 of the Loan Agreement are no longer applicable, and are hereby deleted. In addition, the parties acknowledge that the Loans no longer bear interest at the LIBOR Rate plus the Applicable Margin.

     10. CONFIRMATION OF COLLATERAL DOCUMENTS. All of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Collateral Documents are hereby renewed, extended and carried forward as security for all of the Loans and all other debts, obligations and liabilities of the Borrower to the Bank. Further, the Guarantors hereby confirm their solidary liability for all Loans.

     11.  REVISION  TO  ARTICLE  IX  (CONDITIONS  PRECEDENT)  OF  THE  LOAN
AGREEMENT.   Section  9.1  of  the  Loan  Agreement  is  hereby deleted and restated as follows:

               SECTION 9.1. PRECEDENT TO ALL LOANS AND CREDITS. The obligation of the Bank to make any Loan or to issue any Credit hereunder shall be subject to the satisfaction and the continued satisfaction of the following conditions precedent:

               (a) The Borrower shall have executed and delivered to the Bank the Fourth Amendment, the Notes, and all other documents required by this Agreement, as amended by the Fourth Amendment, and the Guarantors shall have executed and delivered to the Bank the Fourth Amendment, and all other documents required by this Agreement, as amended by the Fourth Amendment, all in form and substance and in such number of counterparts as may be required by the Bank;

               (b) The representations, warranties, and covenants of the Borrower and the Guarantors as set forth in this Agreement, as amended by the Fourth Amendment, or in any Related Document furnished to the Bank in connection herewith, shall be and remain true and correct;

               (c) The Bank shall have received on or before April 2, 1999 at 5:00 p.m. a favorable legal opinion of counsel to the Borrower and the Guarantors, in form, scope and substance satisfactory to the Bank;

               (d) The Bank shall have received certified resolutions of the Borrower and the Guarantors authorizing the execution of all documents and instruments contemplated by the Fourth Amendment;

               (e) The Bank shall have received all fees, charges
               and  expenses  which  are  due  and   payable   as
               specified   in   this   Agreement,   any   Related
               Documents, and/or in the Fourth Amendment;

               (f) No Default or Event of Default shall exist or shall result from the making of a Loan or the issuance of a Credit;

               (g) The Borrower and the Guarantors shall have provided the Bank with all financial statements, reports and certificates required by this Agreement, as amended by the Fourth Amendment;

               (h) The Bank shall have received the articles of incorporation and bylaws, as amended, of the Borrower and the articles of organization, operating agreement, articles of incorporation, and bylaws, as amended, of the Guarantors, and the Bank's counsel shall have reviewed the foregoing documents and is satisfied with the validity, due authorization and enforceability thereof and of all Related Documents;

               (i) The Bank shall have received evidence acceptable to the Bank and its counsel that its Encumbrances affecting the Collateral shall have a first priority position, subject only to Permitted Encumbrances;

               (j) The Borrower shall have complied with the procedure set forth in this Agreement, as amended by the Fourth Amendment, for the making of a Revolving Loan;

               (k) There shall  have occurred no Material Adverse
               Change;

               (l) The Bank's due diligence and review of all financial information provided by the Borrower and the Guarantors, and the Bank's field audit of the Borrower's books and records, shall be satisfactory to the Bank;

               (m) The Bank's receipt of a current listing of all senior and subordinated debt of the Borrower (on a consolidated basis);

               (n)   The   Borrower   must   maintain   insurance
               acceptable to the Bank, naming Bank as additional insured and/or loss payee, and deliver to Bank evidence of such insurance coverages;

               (o) The Borrower must pay all outstanding fees and disbursements owed to Lender's counsel, and

               (p) The Borrower shall have transferred to its deposit accounts maintained with Bank the funds of the Borrower on deposit at Bank One, Louisiana, N.A., which transfer shall occur not later than the Business Day after the Bank receives the opinion letter described in Section 9.1(c) above.

     12.  REVISIONS  TO  ARTICLE XI (AFFIRMATIVE  COVENANTS)  OF  THE  LOAN
AGREEMENT.

          (a) Section 11.1(e) of the Loan Agreement is hereby deleted and restated as follows:

               (e) within sixty (60) days after the end of each calendar quarter, a compliance certificate signed by the chief financial officer of the Borrower in the form attached to the Fourth Amendment as Exhibit A, certifying that he has reviewed this Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, and to the best of his knowledge no Default or Event of Default has occurred, or if such Default or Event of Default has occurred, specifying the nature and extent thereof, and that all financial covenants in this Agreement have been met, and providing a computation of all financial covenants contained herein, and details of any waivers, amendments, or modifications of any covenant contained in this Agreement, as amended.

          (b) The Bank hereby waives for the period ending December 31, 1998, compliance by the Borrower with the financial covenants contained in Sections 11.9(a) and 11.9(d) of the Loan Agreement. The foregoing waiver is a one-time waiver by the Bank limited to the period ending December 31, 1998.

          (c) Sections 11.9(a) and 11.9(d) of the Loan Agreement are hereby deleted and Section 11.9(a) is replaced with the following:

               (a) MINIMUM EBITDA. The Borrower shall maintain a minimum EBITDA on a consolidated basis, as follows: $0 during the first quarter of 1999; $1,400,000.00 during the second quarter of 1999; $3,000,000.00 during the third quarter of 1999; and $2,000,000.00 during the fourth quarter of 1999.

          (d) Section 11.9(b) of the Loan Agreement is hereby deleted and restated as follows:

               (b) MAXIMUM FUNDED DEBT TO TANGIBLE NET WORTH. The Borrower shall not allow (on a consolidated basis) a ratio of Funded Debt divided by Tangible Net Worth to exceed 1.25 to 1.00 at any time.

          (e) Section 11.9(c) of the Loan Agreement is hereby deleted and restated as follows:

               (c) MINIMUM WORKING CAPITAL. The Borrower shall at all times maintain working capital (on a consolidated basis) of not less than $500,000.00. For the purposes hereof, "working capital" shall mean total consolidated current assets (including availability under the Revolving Loan Commitment) less total consolidated current liabilities.

          (f) The following new financial covenant is hereby added to the Loan Agreement as Section 11.9(e):

               (e)  MINIMUM TANGIBLE  NET  WORTH.   The  Borrower
               shall at all times maintain a minimum Tangible Net
               Worth (on a consolidated basis) of not less than $27,000,000.00.

          (g) Section 11.13 of the Loan Agreement is hereby deleted and restated as follows:

               SECTION 11.13. DEPOSIT ACCOUNTS. The Borrower, the Guarantors, and any Subsidiary of the Borrower, will maintain all deposit and operating accounts of any kind (including separate tenant deposit accounts) with the Bank. The only exception to the foregoing is that the Borrower may maintain its payroll account with another bank.


          (h) Section 11.16 of the Loan Agreement is hereby deleted and restated as follows:

               SECTION 11.16. OWNERSHIP OF AVIATION, OMNI CANADA, AND OMNI ALASKA. The Borrower and the Guarantors covenant and agree that the Borrower shall continue to own 100% of the membership interests of Aviation and 100% of the issued and outstanding stock of Omni Canada and Omni Alaska.

          (i) The following new covenant is hereby added to the Loan Agreement as Section 11.22:

               SECTION 11.22. APPRAISAL. The Borrower hereby agrees that the Bank is authorized to commission a third party appraisal, at Borrower's expense, of all of Borrower's equipment and inventory, including aircraft and aviation equipment; which appraisal shall be delivered to the Bank on or before May 15, 1999.

          (j)  The following new covenant is added to the Loan Agreement as
Section 11.23:

               SECTION 11.23. FUTURE SUBORDINATED DEBT AND/OR EQUITY ISSUANCE. The Borrower agrees that the proceeds of any (i) subordinated Debt incurred by the Borrower after its execution of the Fourth Amendment and/or (ii) issuance of stock by the Borrower after its execution of the Fourth Amendment, shall be used by the Borrower to pay down the Notes in the following order: Bridge Note, Acquisition Note, Term Note, and if there is any remaining pay down amount it will be applied to the Revolving Note. Any amount so applied to reduce the Revolving Note shall constitute a permanent reduction thereof.

          (k)  The following new covenant is added to the Loan Agreement as
Section 11.24:

               SECTION 11.24. PAY DOWN OF LOANS. The Borrower agrees that it shall pay down and reduce the Loans (in the aggregate) by $10,000,000.00 on or before July 15, 1999. The pay down will be applied by Bank to the Notes in the following order: Bridge Note, Acquisition Note, Term Note, and if there is any remaining amount to be applied, it will be applied to the Revolving Note. Further, any amount applied to the Revolving Note pursuant to this Section 11.24 shall constitute a permanent reduction thereof. The failure of the Borrower to comply with this covenant shall constitute a Default under Section 13.1 of this Agreement.

          (l) The following new covenant is added to the Loan Agreement as Section 11.25:

               SECTION 11.25. SUBSIDIARIES. The Borrower agrees that it shall not change the name or alter the status or existence of any of its Subsidiaries, including the Guarantors, without first obtaining the prior written consent of the Bank.

     13.  REVISION   TO  ARTICLE  XII  (NEGATIVE  COVENANTS)  OF  THE  LOAN
AGREEMENT. Section 12.7 of the Loan Agreement is hereby deleted and restated as follows:

               SECTION 12.7. CHANGES IN MANAGEMENT AND CONTROL. The senior management of the Borrower will not change without the prior written consent of the Bank, and David Jeansonne will remain as the Chairman of the Board of the Borrower until at least June 30, 2003. In addition, no more than 51% of the equity interest and voting rights in the Borrower will change during the term of the Agreement, as amended by the Fourth Amendment.

     14. REPRESENTATION: NO DEFAULT. On and as of the effective date hereof, and after giving effect to this Fourth Amendment, the Borrower and the Guarantors confirm, reaffirm and restate the representations and warranties set forth in the Loan Agreement and the Collateral Documents; provided, that each reference to the Loan Agreement herein shall be deemed to include the Loan Agreement as amended by this Fourth Amendment. The Borrower and the Guarantors also represent and warrant that no Default or Event of Default has occurred and is continuing under the Loan Agreement.

     15. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Bank for all legal fees and expenses of counsel to the Bank in connection with the transactions contemplated by this Fourth Amendment.

     16. WAIVER OF DEFENSES. In consideration of the Bank's execution of this Fourth Amendment, the Borrower and the Guarantors do hereby irrevocably waive any and all claims and/or defenses to payment on any indebtedness owed by any of them to the Bank that may exist as of the date of execution of this Fourth Amendment.

     17. AMENDMENTS. THE LOAN AGREEMENT AND THIS FOURTH AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:<section>1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANK, THE BORROWER, OMNI ALASKA, AVIATION, AND OMNI CANADA. THE LOAN AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BORROWER, AVIATION, OMNI ALASKA, OMNI CANADA AND THE BANK, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE LOAN AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, AVIATION, OMNI ALASKA, OMNI CANADA AND THE BANK.

     18. GOVERNING LAW: COUNTERPARTS. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Fourth Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

     19. CONTINUED EFFECT. Except as expressly modified herein, the Loan Agreement shall continue in full force and effect. The Loan Agreement as amended by this Fourth Amendment is hereby ratified and confirmed by the parties hereto.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.

                               OMNI ENERGY SERVICES CORP.

                               By:_____________________________________
                                 Name:  _______________________________
                                 Title: _______________________________


                               AMERICAN AVIATION L.L.C.
                               BY: OMNI ENERGY SERVICES CORP.,
                                       AS SOLE MEMBER

                               By:_____________________________________
                                 Name:  _______________________________
                                 Title: _______________________________


                               OMNI ENERGY SERVICES CANADA CORP.
                               (F/K/A HAMILTON DRILL TECH INC.)

                               By:_____________________________________
                                 Name:  _______________________________
                                 Title: _______________________________


                               OMNI ENERGY SERVICES- ALASKA, INC.

                               By:_____________________________________
                                  Name:  ______________________________
                                  Title: ______________________________


                               HIBERNIA NATIONAL BANK

                               By:_____________________________________
                                    Name:  Tammy M. Angelety
                                    Title: Assistant Vice President